SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2011

NORTH SPRINGS RESOURCES CORP.

 (Exact name of Company as specified in its charter)

Nevada	333-167217	68-0678790
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
200 S Virginia, 8th Floor Reno, NV 89501
(Address of principal executive offices)
Phone: (775) 398-3078
(Company’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTH SPRINGS RESOURCES CORP.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 22, 2011, North Springs Resources Corp., a Nevada corporation (the "Company"), entered into an Executive Employment Agreement (the “Agreement”) with Harry Lappa (“Mr. Lappa”), an individual.  Pursuant to the terms and conditions of the Agreement, Mr. Lappa shall serve as the Company’s President and Chief Executive Officer and shall assume such other positions as reasonably requested by the Board of Directors commencing on August 1, 2011 for a term of one (1) year, which shall automatically be renewed for additional successive terms of one (1) year unless earlier terminated. In exchange for his services, Mr. Lappa shall receive a monthly salary of ten thousand dollars ($10,000) which may be converted into shares of the Company’s common stock, at the sole discretion of the Company, per the terms and conditions of the Agreement.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Executive Employment Agreement between North Springs Resources Corp. and Harry Lappa dated November 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH SPRINGS RESOURCES CORP.
Date: November 22, 2011	By: /s/ Harry Lappa
Harry Lappa
President and CEO

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